Exhibit 99.2
BLACK KNIGHT, INC. Fourth Quarter and Full Year 2022 Financial Results February 28, 2023

Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: the occurrence of any event, change, or other circumstance that could give rise to a right in favor of Intercontinental Exchange, Inc. (“ICE”) or us to terminate the definitive merger agreement governing the terms and conditions of the ICE transaction that was announced on May 4, 2022 (the “ICE Transaction”); the possibility that the ICE Transaction does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect ICE or us or the expected benefits of the ICE Transaction); business uncertainties and contractual restrictions while the ICE Transaction is pending, which could adversely affect our business and operations; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; the outcome of any legal proceedings that may be instituted against us or ICE; changes to our relationships with our top clients, whom we rely on for a significant portion of our revenues and profit; our ability to comply with or changes to the laws, rules and regulations that affect our and our clients’ businesses; our ability to adapt our solutions to technological changes or evolving industry standards or to achieve our growth strategies; increase in the availability of free or relatively inexpensive information; our ability to protect our proprietary software and information rights; our dependence on our ability to access data from external sources; delays or difficulty in developing or implementing new, enhanced or existing software, data or hosting solutions; changes in general economic, business, regulatory and political conditions, particularly as they affect the mortgage industry; risks associated with the recruitment and retention of our skilled workforce; impacts to our business operations caused by the occurrence of a catastrophe or global crisis; our investment in Dun & Bradstreet Holdings, Inc. (“DNB”); security breaches against our information systems or breaches involving our third-party vendors; our ability to successfully consummate, integrate and achieve the intended benefits of acquisitions; and other risks and uncertainties to be detailed in the “Statement Regarding Forward-Looking Information”, “Risk Factors” and other sections of our Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the SEC. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including Organic revenue growth, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted operating income, Adjusted operating margin, Adjusted net earnings and Adjusted EPS. These are important financial measures for us but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. By disclosing these non-GAAP financial measures, we believe we offer investors a greater understanding of, and an enhanced level of transparency into, the means by which our management operates the company. These non-GAAP financial measures are not measures presented in accordance with GAAP, and our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, operating margin, net earnings, net earnings per share, net earnings margin or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the attached schedules. See the Appendix for further information. Revenues, EBITDA and EBITDA margin, Operating income and Operating margin for the Software Solutions and Data and Analytics segments are presented in conformity with Accounting Standards Codification Topic 280, Segment Reporting. These measures are reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, these measures are excluded from the definition of non-GAAP financial measures under the SEC's Regulation G and Item 10(e) of Regulation S-K. 2 Disclaimer Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

3 Business Highlights MARKET • High interest rates following the rapid rise since early 2022 has caused operational challenges for our clients and prospects • Heightened focus on expenses by clients and prospects, as well as the proposed ICE Transaction, has elongated sales cycles in the short term • Market conditions have also resulted in elevated originator consolidation, bankruptcies and associated attrition BLACK KNIGHT • High recurring revenue business model demonstrated resilience in a challenging market environment • Continued momentum with new and existing clients • 1 new MSP client signed (13 FY 2022) • 8 new Empower clients signed (29 FY 2022) (includes new clients and new channels) • 28 new PPE clients signed (129 FY 2022) • 2 new RAP clients signed (9 FY 2022) Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

4 Financial Highlights (GAAP) METRICS FOURTH QUARTER 2022 FULL YEAR 2022 REVENUES $383.5 million, -1% $1,551.9 million, +5% OPERATING INCOME $52.8 million, -36% $278.2 million, -8% NET EARNINGS ATTRIBUTABLE TO BLACK KNIGHT(1) $17.6 million $452.5 million OPERATING MARGIN 13.8% 17.9% NET EARNINGS MARGIN 4.6% 29.0% DILUTED EPS(1) $0.11 $2.91 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved. (1) For the year ended December 31, 2022, the effect of our investment in DNB was an increase in Net earnings attributable to Black Knight of $306.7 million, or $1.97 per diluted share, including a gain of $305.4 million, net of tax, or $1.96 per diluted share, recognized as a result of the exchange of shares of DNB common stock as part of the consideration for acquiring the remaining 40% interest in Optimal Blue Holdco, LLC (“Optimal Blue”) in February 2022.

5 Financial Highlights (Non-GAAP) METRICS(1) FOURTH QUARTER 2022 FULL YEAR 2022 ORGANIC REVENUE GROWTH -1%(2) +4% ADJUSTED EBITDA $174.7 million, -7% $735.3 million, +2% ADJUSTED EBITDA MARGIN 45.6% 47.4% ADJUSTED OPERATING INCOME $132.5 million, -12% $573.2 million, -1% ADJUSTED OPERATING MARGIN 34.6% 36.9% ADJUSTED NET EARNINGS $80.5 million, -21% $364.9 million, -2% ADJUSTED EPS $0.52, -21% $2.35, -1% (1) See appendix for non-GAAP reconciliations. (2) There were no adjustments for organic revenue growth for the fourth quarter of 2022. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

6 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Software Solutions $329.2 $331.1 $1,250.0 $1,333.9 Revenues ($ in millions) +1% Y/Y +7% Y/Y 56.3% 53.7% 57.1% 55.2% -190 bps Y/Y -260 bps Y/Y EBITDA Margin (%) 46.0% 42.2% 46.6% 44.2% -380bps Y/Y -240 bps Y/Y Operating Margin (%) Q4 2021 Q4 2022 FY 2021 FY 2022 FOURTH QUARTER HIGHLIGHTS • Revenue growth of 1% • Servicing software solutions revenue growth of 2% • Primarily driven by revenues from new clients and cross-sales to existing clients, an increase in foreclosure-related revenues and contract termination fees, partially offset by headwinds from lower transactional revenues, including a decline in inactive loans, and attrition • Origination software solutions revenue decline of 2% • Primarily driven by revenues from new clients that were more than offset by the effect of lower origination volumes and attrition • Revenues sensitive to origination volumes were ~2% of our consolidated revenues and were down ~45% compared to the total origination volume (loans) being down ~68% for the fourth quarter per the Mortgage Bankers Association (“MBA”) • EBITDA margin of 53.7% • Operating margin of 42.2%

7 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Data & Analytics $57.0 $52.4 $225.2 $218.0 Revenues ($ in millions) -9% Y/Y -3% Y/Y EBITDA margin (%) 33.0% 30.0% 35.6% 31.8% -300 bps Y/Y -380 bps Y/Y Operating Margin (%) 25.8% 22.1% -370 bps Y/Y 28.7% 24.5% -420 bps Y/Y Q4 2021 Q4 2022 FY 2021 FY 2022 FOURTH QUARTER HIGHLIGHTS • Revenue declined 8%, primarily driven by new sales that were more than offset by the effect of lower origination volumes, lower revenues related to a reduction in scope for two strategic data deal renewals in Q4 2021 and attrition • Revenues sensitive to origination volumes were ~2% of our consolidated revenues and were down ~38% compared to the total origination volume (loans) being down ~68% for the fourth quarter per the MBA • EBITDA margin of 30.0% • Operating margin of 22.1%

8 Balance Sheet Highlights ($ IN MILLIONS) DECEMBER 31, 2022 MATURITY INTEREST RATE CASH AND CASH EQUIVALENTS $ 12.2 REVOLVER ($1,000MM) 545.0 2026 LIBOR + 150 bps TERM A LOAN 1,121.2 2026 LIBOR + 150 bps SENIOR NOTES 1,000.0 2028 3.625% OTHER 5.0 2023 0.00% TOTAL LONG-TERM DEBT(1) $ 2,671.2 NET LEVERAGE RATIO(2) 3.6x MARKET VALUE OF DNB INVESTMENT(3) $ 226 AFTER-TAX VALUE OF DNB INVESTMENT(3) $ 211 (1) Excludes debt issuance costs and discount. (2) Calculated in accordance with the terms of our second amended and restated credit and guaranty agreement. (3) See appendix for more information. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

9 Other Information ($ IN MILLIONS) ACTUAL ASSUMPTIONS MODELING DETAILS Q4 2022 FY 2022 FULL YEAR 2023 INCREASE (DECREASE) IN REVENUE RELATED TO FORECLOSURE VOLUMES $4.0 $21.6 ~$(4) to $4 REVENUE HEADWIND FROM LOWER ORIGINATION VOLUMES $11.3 $39.3 ~$13 to $17 INTEREST EXPENSE $30.3 $100.6 ~$129 to $132 ADJUSTED DEPRECIATION AND AMORTIZATION EXPENSE(1) $42.2 $162.1 ~$150 to $154 ADJUSTED EFFECTIVE TAX RATE(1) 21.3% 22.2% ~22% DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING 155.8 155.6 ~157 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved. Internal management expectations are based upon the following estimates and assumptions: (1) Represents a component of the full year Adjusted EPS guidance range. Refer to Slide 2 for the disclaimer related to certain forward-looking non-GAAP financial measures, including certain components of the forward-looking non-GAAP financial measures.

Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. APPENDIX

11 Non-GAAP Financial Measures Organic revenue growth – We define Organic revenue growth as Revenues for the current period compared to an adjusted revenue base for the prior period, which is adjusted to add pre-acquisition revenues of acquired businesses for the portion of the prior year matching the portion of the current year that we owned the acquired businesses, and subtract pre-divestiture revenue for divested businesses for the portion of the prior year matching the portion of the current year for which the business was not owned. Adjusted EBITDA – We define Adjusted EBITDA as Net earnings attributable to Black Knight, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) depreciation and amortization; (ii) impairment charges; (iii) interest expense, net; (iv) income tax expense; (v) other expense, net; (vi) equity in (earnings) losses of unconsolidated affiliates, net of tax; (vii) (gains) losses related to investments in unconsolidated affiliate, net of tax; (viii) net earnings (losses) attributable to redeemable noncontrolling interests; (ix) equity-based compensation, including certain related payroll taxes; (x) acquisition-related costs, including costs pursuant to purchase agreements; (xi) costs related to the ICE Transaction; and (xii) costs associated with expense reduction initiatives. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. Adjusted operating income – We define Adjusted operating income as Operating income, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) equity-based compensation, including certain related payroll taxes; (ii) acquisition-related costs, including costs pursuant to purchase agreements; (iii) costs related to the ICE Transaction; (iv) costs associated with expense reduction initiatives; and (v) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting. These adjustments are reflected in Corporate and Other. Adjusted operating margin – Adjusted operating margin is calculated by dividing Adjusted operating income by Revenues. Adjusted net earnings – We define Adjusted net earnings as Net earnings attributable to Black Knight with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) equity in (earnings) losses of unconsolidated affiliates, net of tax; (ii) (gains) losses related to investments in unconsolidated affiliate, net of tax; (iii) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (iv) equity-based compensation, including certain related payroll taxes; (v) costs associated with debt and/or equity offerings; (vi) acquisition-related costs, including costs pursuant to purchase agreements; (vii) costs related to the ICE Transaction; (viii) costs associated with expense reduction initiatives; (ix) costs and settlement (gains) losses associated with significant legal matters; (x) adjustment for income tax expense primarily related to the tax effect of the non-GAAP adjustments and a discrete income tax benefit related to the establishment of a deferred tax asset as a result of our reorganization of certain wholly-owned subsidiaries; and (xi) adjustment for redeemable noncontrolling interests primarily related to the effect of the non-GAAP adjustments. Adjusted EPS – Adjusted EPS is calculated by dividing Adjusted net earnings by the diluted weighted average shares of common stock outstanding. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

12 Non-GAAP Reconciliation: Organic Revenue Growth Three months ended December 31, 2022 2021 Organic revenue growth ($ in millions) As reported As reported Pre-acquisition revenues(1) Adjusted base Servicing Software $ 221.8 $ 217.5 $ — $ 217.5 2% Origination Software 109.3 111.7 — 111.7 (2)% Software Solutions 331.1 329.2 — 329.2 1% Data and Analytics 52.4 57.0 — 57.0 (8)% Revenues $ 383.5 $ 386.2 $ — $ 386.2 (1)% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved. (1) There were no adjustments for organic revenue growth for the fourth quarter of 2022. Note: Amounts may not recalculate due to rounding.

13 Non-GAAP Reconciliation: Organic Revenue Growth Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved. Year ended December 31, 2022 2021 Organic revenue growth ($ in millions) As reported As reported Pre-acquisition revenues(1) Adjusted base Servicing Software $ 883.8 $ 838.9 $ — $ 838.9 5% Origination Software 450.1(2) 411.1 12.3 423.4 6% Software Solutions 1,333.9 1,250.0 12.3 1,262.3 6% Data and Analytics 218.0(3) 225.2 1.8 227.0 (4)% Revenues $ 1,551.9 $ 1,475.2 $ 14.1 $ 1,489.3 4% (1) Includes pre-acquisition revenues of TOMN Holdings, Inc. (“Top of Mind”), eMBS, Inc. (“eMBS”) and NexSpring Financial, LLC (“NexSpring”) for the year ended December 31, 2021. (2) Includes revenues of $14.0 million from the acquisitions of Top of Mind (1/1/22 – 7/7/22) and NexSpring (1/1/22 – 3/15/22). (3) Includes revenues of $2.0 million from the acquisition of eMBS (1/1/22 – 5/16/22). Note: Amounts may not recalculate due to rounding.

14 Non-GAAP Reconciliation: Adjusted EBITDA Three months ended December 31, Year ended December 31, ($ in millions) 2022 2021 2022 2021 Net earnings attributable to Black Knight $ 17.6 $ 60.7 $ 452.5 $ 207.9 Depreciation and amortization 92.1 93.2 369.6 365.0 Interest expense, net 30.3 20.8 100.6 83.6 Income tax expense 5.4 4.7 22.4 35.7 Other expense, net 2.9 1.1 11.9 6.4 Equity in (earnings) losses of unconsolidated affiliates, net of tax (3.4) 0.4 (1.3) 7.3 Gain related to investment in unconsolidated affiliate, net of tax — — (305.4) (9.9) Net losses attributable to redeemable noncontrolling interests — (4.8) (2.5) (28.0) EBITDA 144.9 176.1 647.8 668.0 Equity-based compensation 17.9 9.4 55.7 42.9 Acquisition-related costs — (1.5) 7.3 8.0 ICE Transaction-related costs 10.5 — 22.3 — Expense reduction initiatives 1.4 3.9 2.2 5.3 Adjusted EBITDA $ 174.7 $ 187.9 $ 735.3 $ 724.2 Net earnings margin (%) 4.6% 14.5% 29.0% 12.2% Adjusted EBITDA margin (%) 45.6% 48.7% 47.4% 49.1% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

15 Non-GAAP Reconciliation: Adjusted Operating Income Three months ended December 31, Year ended December 31, ($ in millions) 2022 2021 2022 2021 Operating income $ 52.8 $ 82.9 $ 278.2 $ 303.0 Equity-based compensation 17.9 9.4 55.7 42.9 Acquisition-related costs — (1.5) 7.3 8.0 ICE Transaction-related costs 10.5 — 22.3 — Expense reduction initiatives 1.4 3.9 2.2 5.3 Depreciation and amortization purchase accounting adjustment 49.9 55.3 207.5 219.0 Adjusted operating income $ 132.5 $ 150.0 $ 573.2 $ 578.2 Operating margin (%) 13.8% 21.5% 17.9% 20.5% Adjusted operating margin (%) 34.6% 38.8% 36.9% 39.2% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

16 Non-GAAP Reconciliation: Adjusted EBITDA for Corporate and Other Three months ended December 31, Year ended December 31, ($ in millions) 2022 2021 2022 2021 EBITDA $ (48.7) $ (28.2) $ (158.0) $ (125.9) Equity-based compensation 17.9 9.4 55.7 42.9 Acquisition-related costs — (1.5) 7.3 8.0 ICE Transaction-related costs 10.5 — 22.3 — Expense reduction initiatives 1.4 3.9 2.2 5.3 Adjusted EBITDA $ (18.9) $ (16.4) $ (70.5) $ (69.7) Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

17 Non-GAAP Reconciliation: Adjusted Net Earnings Three months ended December 31, Year ended December 31, ($ in millions, except per share data) 2022 2021 2022 2021 Net earnings attributable to Black Knight $ 17.6 $ 60.7 $ 452.5 $ 207.9 Equity in (earnings) losses of unconsolidated affiliates, net of tax (3.4) 0.4 (1.3) 7.3 Gain related to investment in unconsolidated affiliate, net of tax — — (305.4) (9.9) Depreciation and amortization purchase accounting adjustment(1) 49.9 55.3 207.5 219.0 Equity-based compensation(2) 17.9 9.4 55.7 42.9 Debt and/or equity offering expenses — — — 2.3 Acquisition-related costs — (1.5) 7.3 8.0 ICE Transaction-related costs 10.5 — 22.3 — Expense reduction initiatives 1.3 3.9 2.0 5.3 Legal matters 2.9 1.2 12.4 4.2 Income tax expense adjustment(3) (16.2) (16.5) (82.3) (67.4) Redeemable noncontrolling interests adjustment(4) — (10.6) (5.8) (48.1) Adjusted net earnings $ 80.5 $ 102.3 $ 364.9 $ 371.5 Adjusted EPS $ 0.52 $ 0.66 $ 2.35 $ 2.38 Weighted average shares outstanding, diluted 155.8 155.6 155.6 155.8 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.

18 Non-GAAP Reconciliation: Adjusted Net Earnings (Continued) Three months ended December 31, Year ended December 31, ($ in millions) 2022 2021 2022 2021 Other intangible assets $ 33.5 $ 39.5 $ 143.1 $ 159.1 Software 16.2 15.6 63.7 59.2 Property and equipment 0.2 0.2 0.8 0.8 Deferred contract costs — — (0.1) (0.1) Depreciation and amortization purchase accounting adjustment $ 49.9 $ 55.3 $ 207.5 $ 219.0 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved. (2) Includes accelerated recognition of equity-based compensation expense of $4.2 million for the three months and year ended December 31, 2022, and $2.9 million for the year ended December 31, 2021. (3) The table below shows the reconciliation of the GAAP effective tax rate to the non-GAAP effective tax rate. (1) Components of the depreciation and amortization purchase accounting adjustment are as follows: Note: Amounts may not recalculate due to rounding. Three months ended December 31, Year ended December 31, ($ in millions) 2022 2021 2022 2021 GAAP effective tax rate 27.6% 7.7% 13.5% 16.8% Effect of non-GAAP adjustments(a) (6.3)% 8.7% 8.7% 4.0% Adjusted effective tax rate 21.3% 16.4% 22.2% 20.8%. (4) The redeemable noncontrolling interests adjustment primarily includes the effect of the net incremental depreciation and amortization adjustments associated with the application of purchase accounting. (a) The effect of the non-GAAP adjustments primarily relate to a higher taxable base, which reduces the net effect of permanent book and tax differences primarily related to the research and experimentation tax credit and discrete items. For the year ended December 31, 2022, we recognized a discrete income tax benefit related to the Q1 2022 reorganization of certain wholly-owned subsidiaries. Also, the excess tax benefits or expense associated with restricted shares that vested are not included in the calculation of the adjusted effective tax rate since equity-based compensation is included as a non-GAAP adjustment.

Dun & Bradstreet Investment 19 DNB shares owned by Black Knight(1) 18.5 million DNB share price(2) $12.26 Market value of DNB investment $226 million Total amount invested in DNB $166 million Pre-tax unrealized gain based on amount invested $61 million After-tax unrealized gain based on amount invested $45 million After-tax value of DNB investment $211 million Note: Amounts may not recalculate due to rounding. (1) DNB shares owned by Black Knight as of December 31, 2022. (2) Closing price of DNB common stock on December 31, 2022. Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2021 Black Knight Technologies, LLC. All Rights Reserved.